AMENDMENT TO SERVICES AGREEMENT
THIS AMENDMENT TO SERVICES AGREEMENT, dated as of November 22, 2016 (this “Amendment”), is between NCP Finance Ohio, LLC, an Ohio limited liability company (“Lender”) and Elevate Credit Service, LLC, a Delaware limited liability company (“Provider”).

RECITALS

WHEREAS, reference is made to that certain Services Agreement (the “Agreement”) between Lender and Provider dated July 15, 2015;
WHEREAS, the parties hereto desire to amend the Agreement as described herein;
NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Defined Terms. For all purposes of this Amendment, unless the context otherwise requires, all capitalized terms used herein and not otherwise defined shall have the respective meanings attributed to them in the Agreement.
2.Amendments to the Agreement.
Effective as of October 1, 2016 (the “Effective Date”):

(a)	Section 2 of the Agreement is hereby amended and restated in its entirety as follows:
“Section 2. Compensation. The Lender shall pay the Provider a monthly fee of [****] for the Services described herein (the “Service Fee”) based upon the volume of the Lender’s portfolio as of October 1, 2016 and shall increase the Service Fee [****] each month up to a maximum of [****] based upon projected growth of the Lender’s portfolio. The Service Fee will be due to the Provider on the first day of each month following the month in which services are provided. Additionally, the Lender shall pay the Provider [****]. The amount to be paid from one Party to the other, if any, will be due on the twentieth (20th) day of January, April, July and October for the preceding quarter. The Parties shall have the right to renegotiate the Service Fee if [****].”

3.Reference to and Effect on the Agreement.
(a)The Agreement, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.
(b)Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party, nor constitute a waiver of any provision of the Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
4.GOVERNING LAW. THIS AMENDMENT SHALL BE CREATED UNDER AND GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE OF OHIO, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS.
5.Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Any signature page to this Amendment containing a manual signature may be delivered by facsimile transmission or other electronic communication device capable of transmitting or creating a printable written record, and when so delivered shall have the effect of delivery of an original manually signed signature page.

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

6.Severability. The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.
IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first above written.
LENDER:

NCP Finance Ohio, LLC

By:	/s/ Christopher Henn
Name: Christopher Henn
Title: CFO

PROVIDER

Elevate Credit Service, LLC

By:	/s/ Kenneth E. Rees
Name: Kenneth E. Rees
Title: CEO

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”